Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2020
Payables and Accruals [Abstract]
Accrued Expenses and Other Liabilities	Accrued Expenses and Other Liabilities
    Accrued expenses and other liabilities consisted of the following (in thousands):

	December 31,
	2020	2019
Compensation and benefits	8,732	$6,568
Research and development costs	15,343	10,449
UCLB milestone	205	663
Professional fees	3,005	2,611
Corporate tax	—	391
Other liabilities	496	716
Total accrued expenses and other liabilities	$27,781	$21,398
Other liabilities primarily consisted of the business rates for UK property in the amount of $0.4 million and $0.2 million as of December 31, 2020 and 2019, respectively. As of December 31, 2019, other liabilities also consisted of the current portion of the lease incentive liability of $0.3 million.